SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        October 1, 2002
                                                        ------------------------



                               UNOCAL CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
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(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
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              (Registrant's Telephone Number, Including Area Code)

Item 5.      Other Events.


         On October 1, 2002, Unocal Corporation, a Delaware corporation ("Unocal"), announced that the Delaware Chancery Court has issued a preliminary injunction that prevents Unocal and its subsidiary, Union Oil Company of California, a California corporation ("Union Oil"), from completing Union Oil's exchange offer for the shares of common stock of Pure Resources, Inc. ("Pure") that Union Oil does not own (the "Offer"). The injunction relates to the structure of the minimum condition in the exchange offer and to certain disclosure matters in Unocal's offering materials and in the Schedule 14D-9 which the Special Committee of Pure's Board of Directors filed with the Securities and Exchange Commission. The above description is qualified in its entirety by reference to Unocal's press release dated October 1, 2002, filed as an exhibit hereto, and incorporated by reference herein.

         On October 2, 2002 Unocal announced that Union Oil is increasing the exchange ratio of the Offer to 0.70 shares of Unocal common stock for each share of Pure's common stock not currently owned by Unocal. Unocal is engaged in discussions with members of Pure's senior management to obtain their agreements to surrender all put rights relating to shares of Pure common stock and options to purchase Pure common stock, in exchange for a further increase in the exchange ratio for all Pure stockholders to 0.74 shares of Unocal common stock for each share of Pure common stock. The increased exchange ratio of 0.70 represents the highest ratio that Unocal will offer in a transaction not involving the surrender of the put rights. The proposed further increase in the exchange ratio to 0.74 represents the highest ratio that will be offered if satisfactory agreements are reached with the holders of the put rights to surrender those rights for no additional consideration. There can be no assurance that such agreements will be reached. The above description is qualified in its entirety by reference to Unocal's press release dated October 2, 2002, filed as an exhibit hereto, and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

          99.1 Press Release of Unocal announcing the enjoining of the Offer, dated October 1, 2002 (incorporated by reference to Form 425 filed by Unocal on October 1, 2002).

          99.2 Press Release of Unocal announcing the increase in the Offer, dated October 2, 2002 (incorporated by reference to Form 425 filed by Unocal on October 2, 2002).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                           UNOCAL CORPORATION
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                                           (Registrant)




Date:  October 2, 2002                  By:  /s/ JOE D. CECIL
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                                           Joe D. Cecil
                                           Vice President and Comptroller

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